                           REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") between BriteSmile, Inc., a Utah corporation (the "Company"), and the stockholder signatories hereto (each, a "Holder" and together the "Holders"), is made and entered into as of January 18, 2000.

                                    Recitals

         A. The Company and Holders have entered into that certain Stock Purchase Agreement (the "Purchase Agreement") of even date with this Agreement, pursuant to which Holder has agreed to purchase and the Company has agreed to sell shares of Company Common Stock, par value $.001 per share (the "Shares"), which Shares (the "Registrable Securities") are now restricted and not registered under the Securities Act of 1933, as amended, (the "Act") or under the provisions of any state securities law.

         B. Holder would not have agreed to execute the Purchase Agreement or to consummate the transactions contemplated by the Purchase Agreement unless the Company had agreed to enter into this Agreement.

                                    Agreement

         In consideration of the promises contained in this Agreement and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the Company and Holder agree as follows:

         1. Piggyback Registrations. If at any time after 180 days from the date of this Agreement the Company proposes to file a registration statement covering proposed sales by it or any of its shareholders of shares of its capital stock in a manner which would permit registration of shares of common stock for sale to the public (other than a registration statement (i) covering only shares issuable upon (a) the exercise of employee stock options or pursuant to an employee stock purchase, dividend reinvestment or similar plan, or (b) the exercise of a convertible security, or (ii) under a Registration Statement filed on Form S-4 or S-8 or any similar form under the Act or (iii) pursuant to
Section 2, below), the Company will give prompt notice to Holder of the proposed registration (which notice shall describe the proposed filing date, the date by which the registration rights granted pursuant to this Section 1 must be exercised, and the nature and method of any such sale or disposition of securities, and shall include a listing of the jurisdictions, if any, in which the Company proposes to register or qualify the securities under the applicable state securities or "Blue Sky" laws of such jurisdictions). At the request of Holder given within thirty (30) calendar days after the receipt of such notice by Holder (which request shall specify the number of shares Holder requests to be included in such registration), the Company will use its best efforts to cause all shares as to which registration has been requested



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by Holder to be included in such registration  statement for sale or disposition in accordance with the method described in the initial notice given to Holder and subject to the same terms and conditions as the other shares of capital stock being sold, and thereafter shall cause such registration statement to be filed and become effective; provided, however, that the Company shall be permitted to (A) withdraw the registration statement for any reason in its sole and exclusive discretion and upon the written notice of such decision to Holder shall be relieved of all of its obligations under this Section 1 with respect to that particular registration; or (B) exclude all or any portion of the shares sought to be registered by Holder from such registration statement if the offering of the shares is an underwritten offering and to the extent that, in the judgment of the managing underwriter of the offering, the inclusion of such shares would be materially detrimental to the offering of the remaining shares of capital stock, or such delay is necessary in light of market conditions. Any shares sought to be registered by Holder so excluded from a registration statement shall be excluded pro rata based on the total number of shares of capital stock being sold by all selling security holders (other than the Company). The Holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten
(10) business days prior to the effective date of the Piggyback Registration. A registration of Registrable Securities pursuant to this Section 1 shall not be counted as a Demand Registration as defined under Section 2

         2. Demand Registration. If at any time after 180 days from the date of this Agreement the Company shall be requested in writing by any one or more Holders (and such Holders then hold any issued and outstanding Registrable Securities at such time) to effect the registration under the Act of shares of the Company's Common Stock then owned by Holder (a "Demand Registration") (which request shall specify the aggregate number of shares intended to be offered and sold by Holder, shall describe the nature or method of the proposed offer and sale thereof, and shall contain an undertaking by Holder to cooperate fully with the Company in order to permit the Company to comply with all applicable requirements of the Act and the rules and regulations thereunder and to obtain acceleration of the effective date of the registration statement contemplated thereby), the Company shall effect the registration of such securities on an appropriate form under the Act. Within ten (10) days after receipt of a demand, the Company will notify in writing all Holders of Registrable Securities of the demand. Any Holder who wants to include his or its Registrable Securities in the Demand Registration must notify the Company within ten (10) business days of receiving the notice of the Demand Registration. Except as provided in this
Section 2, the Company will include in all Demand Registrations all Registrable Securities for which the Company receives the timely written demands for inclusion, provided that:

                  2.1 Minimum Value of Shares Registered. Holder's rights under this Section 2 shall be exercisable only if the shares as to which Holder requests registration have an aggregate value of at least $500,000 based on the average of the closing sale price for the Company's common stock as listed on the American Stock Exchange or any other exchange on which the Company's common stock then may be traded for the thirty (30) trading-day period immediately preceding the date of such request for registration;



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                  2.2  Material  Adverse  Effect  on  Company.  The  independent members of the Company's Board of Directors, with the advice of such investment bankers or securities professionals as the Board shall deem necessary, shall have determined in good faith that the cost of complying with the request for registration under this Section 2 would not have a materially adverse effect upon the Company, its operations, or the market for the Company's common stock, provided, however, that if the independent members of the Company's Board of Directors determine in good faith that the cost of complying with the request for registration would have a material adverse effect upon the Company, its operations or the market for the Company's common stock, the Company may decline Holder's request to register Holder's Registrable Securities under the Act, provided further, however, that in such event the Company may not thereafter again decline Holder's request for registration based upon this Section so long as such subsequent request is received by the Company more than 120 days after Holder's request for registration which was declined based upon this Section;

                  2.3 Two Demand Registrations. Holders collectively shall be entitled to two (2) demand registrations, provided that registration may be effected on Form S-3 or its then equivalent form promulgated by the SEC and, provided further, that any request for registration pursuant to this Section 2 which does not result in the declaration of effectiveness of a registration statement (which effectiveness is maintained continuously for at least 180 days or such shorter period ending when all shares to which Holder has requested registration in accordance herewith have been sold in accordance with such registration) covering the offer and sale of shares owned by Holder and requested to be included in such registration statement, whether as a result of the withdrawal of the registration statement by the Company or through other action or inaction of the Company, or (in cases where the Demand Registration is subject to an underwriting agreement) where the number of Registrable Securities sold by the Holders in such Demand Registration is less than fifty percent (50%) of the number of Registrable Securities requested to be included in such Demand Registration by the Holders, or for any other reason except for the voluntary decision of Holder to terminate the registration after the request for such registration has been delivered to the Company, shall not be counted in determining the number of times registration rights have been exercised pursuant to this Section 2;

                  2.4 Material Interference with Company Transaction. The Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2, if at the time it receives a request for such registration, the independent members of the Company's Board of Directors determine, in good faith, that such registration and offering would materially interfere with any existing or then presently contemplated financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives Holder written notice of such determination, provided, however, that such postponement shall not extend beyond the time that such material interference continues to exist; notwithstanding the foregoing, the Company may not exercise such right to postpone more than twice in any twelve (12) month period nor for more than ninety (90) days at a time.




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                  2.5 Restrictions Following Registrations. Holder shall have no right to demand registration with respect to any shares within ninety (90) calendar days after the effective date of any registration statement previously filed by the Company, other than a registration statement on Form S-8 or similar form.

                  2.6  Priority  on  Demand  Registrations.  Where  such  Demand
Registration is subject to an underwriting agreement, and the managing underwriter gives the Company and the Holders of the Registrable Securities being registered a written opinion that the number of Registrable Securities requested to be included in the Demand Registration exceeds the number of securities that can be sold, the Company will include in the registration only the number of Registrable Securities that the underwriters believe can be sold. The number of securities registered shall be allocated pro rata to the Holders requesting the Demand Registration on the basis of the total number of securities requested to be included in the registration.

         3. Registration Procedures. If and whenever this Agreement contemplates that the Company will effect the registration under the Act of any shares held by Holder, the Company shall:

                  3.1 Filing Registration Statements; Holder Approval of Amendments. Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein, provided that at least ten (10) days before filing a registration statement or prospectus, the Company will furnish to the counsel of the Holders of the Registrable Securities being registered copies of all documents proposed to be filed for that counsels review and approval, which approval shall not be unreasonably withheld or delayed. Provided further, that before filing any amendments or supplements to a registration statement or prospectus, including documents incorporated by reference after the initial filing of the registration statement, the Company will furnish to Holder and the underwriters, if any, copies of all such documents proposed to be filed at least five business days prior thereto, which documents will be subject to the reasonable review of Holder, its counsel and underwriters, and the Company will not file an amendment to a registration statement or prospectus or any supplement thereto (including such documents incorporated by reference) to which Holder, its counsel or the underwriters, if any, shall reasonably object;

                  3.2  Period of  Effectiveness.  Prepare  and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and to take such other action as may be necessary to keep such registration statement effective until the earlier of (i) the completion of the distribution of shares so registered, or (ii) expiration of the 180 day period following immediately the effective date of such registration statement (at which time unsold shares may be deregistered), and otherwise comply with applicable provisions of the Act and the rules and regulations promulgated under the Act in accordance with the Holders' methods of disposition as set forth in the registration statement;



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                  3.3 Prospectus Copies.  Furnish to Holder and its counsel, and to each underwriter of the shares to be sold by Holder, without charge, such number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), one or more preliminary prospectuses, any supplements thereto and a final prospectus and any supplements thereto in conformity with the requirements of the Act, and such other documents as Holder or such underwriter may reasonably request, in order to facilitate the public sale or other disposition of such shares;

                  3.4 Amendments or Supplements. If, during any period in which, in the opinion of the Company's counsel, a prospectus relating to the shares is required to be delivered under the Act in connection with any offer or sale contemplated by any registration statement, any event known to the Company occurs as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the related prospectus to comply with the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the respective rules and regulations thereunder, to notify Holder promptly and to prepare and file with the SEC an amendment or supplement, whether by filing such documents pursuant to the Act or the Exchange Act as may be necessary to correct such untrue statement or omission or to make any registration statement or the related prospectus comply with such requirements and to furnish to Holder and its counsel such amendment or supplement to such registration statement or prospectus;

                  3.5 Timely Filings. Timely to file with the SEC (i) any amendment or supplement to any registration statement or to any related prospectus that is required by the Act or the Exchange Act or requested by the SEC, and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act;

                  3.6 Holder's Copies. Within five days of filing with the SEC of (i) any amendment or supplement to any registration statement, (ii) any amendment or supplement to the related prospectus, or (iii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to Holder;

                  3.7 Notifications to Holder. To advise Holder and its counsel promptly (i) when any post-effective amendment to any registration statement becomes effective and when any further amendment of or supplement to the prospectus shall be filed with the SEC, (ii) of any request or proposed request by the SEC for an amendment or supplement to any registration statement, to the related prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or any order directed to the related prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document


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incorporated by reference in such prospectus,  (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in any registration statement or the related prospectus as amended or supplemented or which requires the making of a change in such registration statement or such prospectus as amended or supplemented in order to make any material statement therein not misleading;

                  3.8 Blue Sky Laws. On or before the date a registration statement is declared effective, use its best efforts to register or qualify the shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as Holder shall reasonably request, considering the nature and size of the offering, and do such other acts and things as may be reasonably necessary to enable Holder to consummate the public sale or other disposition in each such jurisdiction of such shares; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it has not been qualified, or to file any general consent to service of process;

                  3.9 Exchange Listing. To cause all shares sold pursuant to any registration statement, if not already listed, to be listed on each national securities exchange, if any, on which such shares are then listed;

                  3.10 Facilitate Disposition. Enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  3.11 Inspection of Company Records. Make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant or other agent retained by Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records and other information which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records, in the opinion of counsel reasonably acceptable to the Company, is necessary to avoid or correct a misstatement or omission in the registration statement, or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;



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                  3.12 Cold Comfort  Letters.  To obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holder, or the managing underwriter, reasonably requests (and, if the Company is able after using commercially reasonable efforts, the letter shall be addressed to the Holders of the Registrable Securities, the Company and the underwriters);

                  3.13 Company Opinions. To obtain an opinion or opinions from counsel for the Company in customary form, and reasonably satisfactory to counsel representing the Holders of Registrable Securities being registered, and the underwriters of the offering, addressed to the underwriters and the Holders of the Registrable Securities being registered;

                  3.14 Suspension Orders. Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment; and

                  3.15 Stock Certificates. Cooperate with Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holder may request.

                  3.16 Transfer Agent: To provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement.

                  3.17 Compliance: To use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement.

                  3.18 NASD Filings: To cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

                  3.19   Co-operation:   To  take  all  other  steps  reasonably
necessary to effect registration of the Registrable Securities contemplated hereby.


         4. Agreements of Holder. Holder (i) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Subsection 3.4 shall forthwith discontinue Holder's disposition of securities included in the registration statement until Holder receives


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copies of the supplemented or amended prospectus, and (ii) if so directed by the
Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) then in Holder's possession of the prospectus covering such securities that was in effect at the time of receipt of such notice. If the Company gives such notice, the time period mentioned in subsection 3.2 shall be extended by the number of days elapsing between the date of notice and the date that each Holder receives the copies of the supplemented or amended prospectus contemplated in subsection 3.4.

         5. Withdrawal. If Holder disapproves of the terms of any offering, the sole remedy of Holder shall be to withdraw Holder's securities therefrom by giving written notice to the Company and any managing underwriter. Holder's securities of the Company so withdrawn from the offering also shall be withdrawn from registration.

         6. Participation in Underwritten Registrations. In the case of any registration under Section 2, if Holder or the Company determines to enter into an underwriting agreement in connection therewith, or in the case of a registration under Section 1, if the Company determines to enter into an underwriting agreement in connection therewith, (i) all shares of Holder's securities to be included in such registration shall be subject to an underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and (ii) no person may participate in any such registration unless such person (A) agrees to sell such person's securities on the basis provided in such underwriting arrangement, and
(B) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         7. Registration Expenses. With respect to each registration effected pursuant to Sections 1 or 2 of this Agreement, the Company shall pay the following fees, disbursements and expenses: all registration and filing fees, printing expenses and general disbursements, auditors' fees including reasonable fees and disbursements of all independent certified public accountants (including any audit or "comment" letters required by or incident to perform any of the obligations contemplated by this Agreement), listing fees, registrar and transfer agent's fees, fees and disbursements of counsel to the Company, reasonable fees and disbursements of not more than one counsel to Holder in the case of each registration under Section 2 of this Agreement, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "Blue Sky" laws, and the fees of any securities exchange in connection with the review of such offering. The underwriting discounts and commissions allocable to the shares included in any offering shall be borne by each Holder, in proportion to the number of securities each registers.

         8.       Indemnification.

                  8.1 In each case of a registration of shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, its officers, directors, trustees, partners, employees, advisors, and agents, and each other person, if any, who


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controls  Holder  within the meaning of the Act or the  Exchange  Act,  from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection therewith), arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares were registered under the Act, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto (including, in each case, documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to Holder, and furnished to the Company in writing by Holder expressly for use in the registration statement; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased shares to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

                  8.2 In each case of a registration of shares under the Act pursuant to this Agreement, Holder will indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, its attorneys, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to Holder, but only with reference to information provided to the Company in writing by Holder and furnished to the Company by Holder expressly for use in the registration statement, any publicly available report of Holder published within the time frame of the registration statement, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto and only in an amount not exceeding the net proceeds received by the Holder with respect to securities sold by it pursuant to such registration statement. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating Holder of Registrable Securities will indemnify the underwriters, their officers and directors and each person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements but in no event shall such indemnity, plus the indemnity referred to in the preceding sentence, exceed the net proceeds from the offering received by such Holder.

                  8.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the

Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemni fied Party unless (i) the Indemnifying Party has agreed to the retention of such counsel at its expense, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, the Indemnifying Party proposes that the same counsel represent both the Indemnified Party and the Indemnifying Party and representation of both parties by the counsel would be inappropriate due to actual or potential differing interests between them. It is understood, where the expense of separate counsel shall be borne by the Indemnifying Party pursuant to the foregoing sentence, that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation.

                  8.4 Contribution. If the indemnification provided for in Subsections 8.1 and 8.2 are unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the participating Holders of Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the participating Holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the participating Holders of Registrable Securities and the parties' relative intent and knowledge.

         The parties hereto agree that it would not be just and equitable if contribution pursuant this Subsection 8.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating Holder of Registrable Securities shall be required to contribute any amount in excess of the net proceeds of the offering (before deducting expenses, if any) received by such participating Holder net of the amount of any damages that such participating Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         9.       Holdback Agreement.

                  9.1 Restrictions on Public Sale by Holders. Holder agrees not to effect any public sale or distribution of the Company's shares of capital stock during the seven (7) calendar days prior to and the ninety (90) calendar day period beginning on the effective date of any underwritten registration statement effected pursuant to this Agreement (except as part of such underwritten registration) unless the managing underwriter or underwriters with respect to such offering otherwise agree; provided, however, that all officers and directors of the Company, all holders of at least 1% of the Company's equity securities purchased from the Company (other than securities purchased from the Company at any time on or after the date of this Agreement in a registered public offering), and all other persons with registration rights (whether or not pursuant to this Agreement) are bound by and have entered into a similar agreement and the restrictions on transfer have not been waived with respect to any shares owned by any such persons.

                  9.2 Restrictions on Sale by the Company and Others. The Company agrees not to effect any public sale or distribution of its equity securities, including a sale under Regulation D under the Securities Act or other exemption of or under the Securities Act, or any securities convertible into or exchangeable or exercisable for its equity securities, (except as part of the underwritten registration or pursuant to registrations on Forms S-8 or S-4 or any successor form), during the seven (7) days prior to and the ninety
(90) calendar day period beginning on the effective date of any underwritten registration statement effected pursuant to this Agreement (except as part of such underwritten registration) unless the managing underwriter or underwriters with respect to such offering otherwise agree, and the parties hereto agree that the Company will not be required to effect any such registration or sale notwithstanding the other provisions of this Agreement. The Company also agrees to use reasonable efforts to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities (other than Registrable Securities) or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering), to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven (7) days prior to and the 90 days after the effective date of the registration unless the managing underwriter or underwriters otherwise agree.

         10. Selection of Underwriters. The Company will have the right to select the investment banking firm(s) acting as managing underwriter in connection with any underwritten public offering; provided, that in the event the offering is pursuant to a demand registration hereunder, Holder shall have the sole right to select such managing underwriter.

         11. Survival. The indemnification provisions of Section 8 shall not terminate and shall survive forever.

         12. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder of Registrable Securities reasonably may request, all to the extent required from time to time, to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with Rule 144's or any successor rule's requirements. The Company also covenants that in such event it will provide all such information and it will take such further action as any Holder of Registrable Securities reasonably may request to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144 under the Securities Act or any successor rule requirements.

         13.      General.

                  13.1 Assignment. Holder's rights under this Agreement shall not be transferable without the written consent of the Company. Any attempted assignment or other transfer of this Agreement in contravention of this Section
13.1 shall be null and void. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement. Without limiting the generality of the foregoing, this Agreement and the rights and obligations of a Holder of Registrable Securities hereunder may be assigned, in whole or in part, upon notice to the Company, to a person who owns, or simultaneously with the assignment of the rights under this Agreement to such person, will own, at least 500,000 shares of capital stock of the Company. Notwithstanding the foregoing, this Agreement and the rights and obligations of each Holder hereunder may be assigned, in whole or in part, upon notice to the Company, to (i) any partner or stockholder of such Holder or (ii) any venture capital fund, investment entity or investment account for which Pequot Capital Management, Inc. or its successors or assigns is the investment manager or investment advisor, and such assignee shall become subject to all of the rights and obligations of such Holder hereunder.

                  13.2 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock held by the Holders, (ii) any and all shares of voting common stock of the Company into which the shares of such Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, such shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

                  13.3 Attorneys' Fees. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

                  13.4 Cooperation. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

                  13.5 No Inconsistent Agreements. Except as disclosed in Exhibit A to this Agreement, the Company represents and warrants that it has not granted to any person the right to request or require the Company to register any securities issued by the Company other than the rights contained herein. Except with the prior written consent of the Holders of Registrable Securities, the Company will not enter into any agreement with respect to its securities that shall grant to any person registration rights that in any way conflict with or are prior in right to the rights provided under this Agreement.


                  13.6 Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

                  13.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

                  13.8 Entire Agreement. This Agreement sets forth the entire agreement between the parties as to the subject matter hereof, supersedes any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

                  13.9 Governing Law. The laws of the State of New York (without giving effect to the choice of law provisions thereof) shall govern the interpretation and enforcement of this Agreement.

                  13.10 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  13.11 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                      If to Holder:

                              [Name of Purchaser]
                              c /o Pequot Capital Management, Inc.
                              Attn. David J. Malat, Chief Financial Officer 500 Nyala Farm Road
                              Westport, CT 06880
                              Phone: 203-429-2200
                              Fax: 203-429-2400

                      With a copy to:

                              Dewey Ballantine LLP
                              Attn: Ann Gill, Esq. or Richard Romney, Esq.
                              1301 Avenue of the Americas
                              New York, New York 10019-6092

                      If to the Company:

                              BriteSmile, Inc.
                              Attn: Paul A. Boyer, CFO
                              490 North Wiget Lane
                              Walnut Creek, California 94598

                      With a copy to:

                              Durham Jones & Pinegar
                              50 South Main, Suite 800
                              Salt Lake City, Utah  84144
                              Attn:    Jeffrey M. Jones, Esq.
                                       Wayne D. Swan, Esq.

                  All notices and communications  shall be effective as follows:
Upon receipt if mailed by first class mail, return receipt requested, postage prepaid, or by courier; when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery.

                  13.12 Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.


PEQUOT PRIVATE EQUITY FUND II, L.P., a "Purchaser"

         BY:  PEQUOT CAPITAL MANAGEMENT, INC.
         ITS:  INVESTMENT MANAGER



                  By: /s/ David J. Malat
                     -----------------------------------------------------------
                           David J. Malat, CFO
                  Date:    January 18, 2000

PEQUOT PARTNERS FUND, L.P., a "Purchaser"

         BY:  PEQUOT CAPITAL MANAGEMENT, INC.
         ITS:  INVESTMENT MANAGER



                  By: /s/ David J. Malat
                     -----------------------------------------------------------
                           David J. Malat, CFO
                  Date:    January 18, 2000

PEQUOT INTERNATIONAL FUND, INC., a "Purchaser"

         BY:  PEQUOT CAPITAL MANAGEMENT, INC.
         ITS:  INVESTMENT ADVISOR



                  By:      /s/ David J.Malat
                     -----------------------------------------------------------
                           David J. Malat, CFO
                  Date:    January 18, 2000

BRITESMILE, INC., the "Company"



                  By:      /s/ Paul A. Boyer
                      ----------------------------------------------------------
                           Paul A. Boyer, CFO
                  Date:    January 18, 2000